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                          EXHIBIT INDEX

Exhibit    Description                            Page
- -------    -----------                            ----


           Financial Statements                   Filed under cover
                                                  of Form SE

           Consent of Independent Certified       Filed under cover
           Public Accountants                     of Form SE